SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                  NORTH DAVISON PARTNERS 99 LIMITED PARTNERSHIP


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of North Davison Partners 99 Limited Partnership, a South Dakota limited partnership (the "First Amendment") is being entered into as of the date written below by and between Sioux Falls Environmental Access, Inc. and Crane & Fowler Investments, L.L.C., the general partners (collectively the "General Partner"), WNC Housing Tax Credit Fund VI, L.P. Series 9, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

                  WHEREAS, North Davison Partners 99 Limited Partnership, a South Dakota limited partnership (the "Partnership") entered into a partnership agreement dated February 19, 1999 by and between Lewis F. Weinberg ("LFW") and Weinberg Investments, Inc. ("Weinberg Investments") as the general partners and Michael A. Crane as the initial limited partner (the "Initial Limited Partner") (the "Original Partnership Agreement").

         WHEREAS, The Partnership filed a certificate of limited partnership with the South Dakota Secretary of State on February 26, 1999 naming LFW and Weinberg Investments ("SFEA") as the general partners. LFW and Weinberg Investments signed the certificate.

         WHEREAS, on May 23, 2001 the Partnership filed an Amended and Restated Certificate of Limited Partnership with the South Dakota Secretary of State whereby LFW and Weinberg Investments withdrew as general partners of the Partnership and was replaced by Crane & Fowler Investments, L.L.C. ("Crane & Fowler") and Sioux Falls Environmental Access, Inc. ("SFEA"). LFW, Weinberg Investments, SFEA and Crane & Fowler signed the Amended and Restated Certificate.

         WHEREAS, on August 29, 2002 the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the Initial Limited Partner and for the admission of WNC Holding, LLC as the limited partner and WNC Housing, L.P. as the special limited partner (the "Amended and Restated Partnership Agreement"). The partners of the Amended and Restated Partnership Agreement failed to acknowledge SFEA as a general partner and failed to obtain SFEA's signature on the Amended and Restated Partnership Agreement. Therefore, SFEA had not agreed to the terms of the Amended and Restated Partnership Agreement at the time of the Amended and Restated Partnership Agreement.


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

         WHEREAS, on August 29, 2002 an amendment to the Amended and Restated Agreement of Limited Partnership was entered into by and among the Partners to correct administrative errors (the "First Amendment").

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

Section 1.50 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.50 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, Limited Partner Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

    To the General Partner:       Crane & Fowler Investments, L.L.C.
                                  122 South Phillips Avenue, Suite 350
                                  Sioux Falls, South Dakota 57104

    To the Limited Partner:       WNC Housing Tax Credit Fund VI, L.P. Series 9
                                  c/o WNC & Associates, Inc.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, California 92626-3416


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

    To the Special
    Limited Partner:              WNC Housing, L.P.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA   92626-3416


         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.































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



         IN WITNESS WHEREOF, this Second Amendment to the Amended and Restated Agreement of Limited Partnership of North Davison Partners 99 Limited Partnership, a South Dakota limited partnership, is made and entered into as of August 29, 2002.

                                  GENERAL PARTNER

                                  Crane & Fowler Investments, L.L.C.

                                  By:     /s/ MICHAEL A. CRANE
                                          Michael A. Crane,
                                          Member

                                  Sioux Falls Environmental Access, Inc.

                                  By:     /s/ ROLLYN H. SAMP
                                          Rollyn H. Samp,
                                          President

                                  WITHDRAWING LIMITED PARTNER

                                  WNC Holding, LLC

                                  By:     WNC & Associates, Inc.
                                          Managing Member

                                          By:      /s/ DAVID N. SHAFER
                                                   David N. Shafer
                                                   Executive Vice President

                                  LIMITED PARTNER

                                  WNC Housing Tax Credit Fund VI, L.P. Series 9

                                  By:     WNC & Associates, Inc.
                                          General Partner

                                          By:      /s/ DAVID N. SHAFER
                                                   David N. Shafer,
                                                   Executive Vice President


Signatures continue on next page...


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                                  SPECIAL LIMITED PARTNER

                                  WNC Housing, L.P.

                                  By:     WNC & Associates, Inc.,
                                          General Partner

                                          By:      /s/ DAVID N. SHAFER
                                                   David N. Shafer,
                                                   Executive Vice President



























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